Exhibit 10.1

DiamondRock Hospitality Company

LTIP Unit Award Agreement

Name of Grantee: [ __ ]    (the “Grantee”)

No. of LTIP Units: [ __ ]
Grant Date: [ __ ] (the “Grant Date”)
Vesting Schedule:

Vesting Date	Incremental Percentage Becoming Vested	Cumulative Percentage Vested
February 27, 20[ ]	33.3%	33.3%
February 27, 20[ ]	33.3%	66.6%
February 27, 20[ ]	33.4%	100%

Pursuant to the DiamondRock Hospitality Company 2016 Equity Incentive Plan (as amended from time and time the “Plan”), and the Amended and Restated Agreement of Limited Partnership of DiamondRock Hospitality Limited Partnership, dated as of August 28, 2018 (as amended from time to time, the “LP Agreement”), DiamondRock Hospitality Company (the “Company”) hereby grants an award (the “Award”) to the Grantee and hereby causes the Operating Partnership to issue to the Grantee the number of LTIP Units (as defined in the LP Agreement) set forth above (the “Award LTIP Units”) having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the LP Agreement. Upon the close of business on the Grant Date pursuant to this LTIP Unit Award Agreement (this “Agreement”), the Grantee shall receive the number of Award LTIP Units, subject to the restrictions and conditions set forth herein, in the Plan and in the LP Agreement. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

1.Acceptance of Award; Rights as Partner.
(a) The Grantee shall have no rights with respect to the Award unless he or she shall have accepted the Award by signing and delivering to the DiamondRock Hospitality Limited Partnership (the “Operating Partnership”) a copy of this Agreement.
(b)Upon acceptance of the Award by the Grantee and subject to the restrictions and conditions herein, in the Plan and in the LP Agreement, the books and records of the Operating Partnership shall reflect the issuance of the Award LTIP Units. Thereupon, the Grantee shall have all the rights of a Limited Partner of the Operating Partnership with respect to the number of Award LTIP Units, as set forth in the LP Agreement, subject to the restrictions and conditions set forth herein and the Grantee signing, as a Limited Partner, and delivering to the Operating Partnership, a counterpart signature page to the LP Agreement (attached hereto as Exhibit A).
(c)For purposes of the application of the proviso in Section 6.1I of the LP Agreement (including, without limitation, the proviso in Section 6.1I(1)), Liquidating Losses shall include the aggregate amount of depreciation, depletion and amortization deductions, as computed for book purposes, realized since the issuance of such Award LTIP Units.
2. 83(b) Election. The Grantee shall be required to make an election under Section 83(b) of the Code (the “83(b) Election”) with respect to the Award LTIP Units. The Grantee may use the form of election attached as Exhibit B hereto but shall be solely responsible for preparing and timely filing such election with the IRS. The Grantee shall provide an executed copy of such election to the Company promptly after the Grantee’s filing of such election.
3.Distributions. Distributions on the Award LTIP Units shall be paid to the Grantee to the extent provided for in the LP Agreement.
4.Vesting.
(a) The Award LTIP Units shall become vested as of the close of business on the Vesting Date or Dates specified in the schedule set forth above, subject to the terms and conditions of this Agreement and the LP Agreement and subject to the Grantee’s continuous employment with the Company through each applicable Vesting Date.
(b)Subject to the terms and conditions of this Agreement and the LP Agreement, upon termination of the Grantee’s employment, any Award LTIP Units which have not yet then vested (after giving effect to any acceleration of vesting upon such termination of the Grantee’s employment) shall automatically and without notice or payment of any consideration by the Company or the Operating Partnership, terminate, be forfeited and be and become null and void and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in the Award LTIP Units.
(c)The Administrator may, in its sole discretion, at any time accelerate the vesting of Award LTIP Units.
(d) Notwithstanding anything contained herein or in the LP Agreement, the terms of any severance or employment agreement between the Company and the Grantee shall determine whether, and to what extent, any unvested Award LTIP Units held by the Grantee shall accelerate in connection with the occurrence of certain termination of employment events including, without limitation, in the event of a termination of employment in connection with a Change in Control (as such term is defined in any such severance or employment agreement). In addition, upon a Change in Control, if the Award is not assumed, converted or replaced by the continuing entity, all Award LTIP Units which are not vested shall be deemed to have vested immediately prior to the such Change in Control.
5.Changes in Capitalization. Without duplication with the provisions of Section 3(c) of the Plan, if (a) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or other transaction similar thereto, (b) any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, significant repurchases of stock, or other similar change in the capital stock of the Company shall occur, (c) any cash dividend or other distribution to holders of shares of stock or Partnership Units (as defined in the LP Agreement) shall be declared and paid other than in the ordinary course, or (d) any other extraordinary corporate event shall occur that in each case in the good faith judgment of the Administrator necessitates action by way of equitable or proportionate adjustment in the terms of this Agreement or the Award LTIP Units to avoid distortion in the value of this Award, then the Administrator shall make equitable or proportionate adjustment and take such other action as it deems necessary to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Award and the terms of the Award LTIP Units prior to such event, including, without limitation: (i) interpretations of or modifications to any defined term in this Agreement; (ii) adjustments in any calculations provided for in this Agreement, and (iii) substitution of other awards under the Plan or otherwise. All adjustments made by the Administrator shall be final, binding and conclusive.
6.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to, and governed by, all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. In the event of any discrepancies between the Plan and this Agreement, the Plan shall control.
7.Transferability; Redemption.
(a) Prior to the later of (x) the date that the Award LTIP Units vest and (y) the date that is two (2) years after the Grant Date (the “Transfer Date”), none of the Award LTIP Units nor any of the Common Units (as defined in the LP Agreement) into which such Award LTIP Units may be converted shall be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee (each such action, a “Transfer”). At any time after the Transfer Date, Award LTIP Units or Common Units may be Transferred to the Grantee’s Family Members (as defined below) by gift or domestic relations order, provided that the transferee agrees in writing with the Company and the Operating Partnership to be bound by all the terms and conditions of this Agreement and that subsequent Transfers shall be prohibited except those in accordance with this Section 7.
(b)Prior to the Transfer Date, the Redemption Right (as defined in the LP Agreement) may not be exercised with respect to the Common Units. At any time after the Transfer Date, the Redemption Right may be exercised with respect to Common Units, and Common Units may be Transferred to the Operating Partnership or the Company in connection with the exercise of the Redemption Right, in accordance with and to the extent otherwise permitted by the terms of the LP Agreement.
(c)All Transfers of Award LTIP Units or Common Units must be in compliance with all applicable securities laws (including, without limitation, the Securities Act of 1933, as amended, the (“Securities Act”)) and the applicable terms and conditions of the LP Agreement. In connection with any Transfer of Award LTIP Units or Common Units, the Operating Partnership may require the Grantee to provide an opinion of counsel, satisfactory to the Operating Partnership, that such Transfer is in compliance with all federal and state securities laws (including, without limitation, the Securities Act). Any attempted Transfer of Award LTIP Units or Common Units not in accordance with the terms and conditions of this Section 7 shall be null and void, and the Operating Partnership shall not reflect on its records any change in record ownership of any Award LTIP Units or Common Units as a result of any such Transfer, shall otherwise refuse to recognize any such Transfer and shall not in any way give effect to any such Transfer of any Award LTIP Units or Common Units.
(d) Except as otherwise provided herein, this Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.
(e) For purposes of this Agreement, “Family Member” of a Grantee, means the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant of the Grantee), a trust in which these persons (or the Grantee) own more than 50 percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50 percent of the voting interests.

8.Legend. The records of the Operating Partnership and any other documentation evidencing the Award LTIP Units shall bear an appropriate legend, as determined by the Operating Partnership in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein, in the Plan and in the LP Agreement.
9.Tax Withholding. If and to the extent the Award becomes a taxable event for Federal income tax purposes, the Grantee will pay the Company or make arrangements satisfactory to the Company regarding the payment of, any withholding amount due. The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Grantee.
10.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, the Operating Partnership and any of their Subsidiaries (the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (a) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (b) waives any privacy rights the Grantee may have with respect to the Relevant Information; (c) authorizes the Relevant Companies to store and transmit such information in electronic form; and (d) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
11.Investment Representation; Registration. The Grantee hereby makes the covenants, representations and warranties set forth on Exhibit C attached hereto as of the Grant Date and as of each Vesting Date. All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by the Grantee. The Grantee shall immediately notify the Operating Partnership upon discovering that any of the representations or warranties set forth on Exhibit C was false when made or have, as a result of changes in circumstances, become false. The Operating Partnership will have no obligation to register under the Securities Act any of the LTIP Units or any other securities issued pursuant to this Agreement or upon conversion or exchange of the Award LTIP Units into other limited partnership interests of the Operating Partnership or shares of capital stock of the Company.
12.Miscellaneous.
(a)Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Grantee at the most recent address on file with the Company, or in either case at such other address as one party may subsequently furnish to the other party in writing.
(b)This Agreement does not confer upon the Grantee any rights with respect to continuation of employment by the Relevant Companies, and neither the Plan nor this Agreement shall interfere in any way with the right of the Relevant Companies to terminate the employment of the Grantee at any time.
(c)This Agreement may only be modified or amended in a writing signed by the parties hereto, provided that the Grantee acknowledges that the Plan may be amended or discontinued in accordance with Section 18 thereof and that this Agreement may be amended or canceled by the Administrator, on behalf of the Company and the Operating Partnership, in each case for the purpose of satisfying changes in law or for any other lawful purpose, so long as no such action shall adversely affect the Grantee’s rights under this Agreement without the Grantee’s written consent. No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by the parties which are not set forth expressly in this Agreement. The failure of the Grantee or the Company or the Operating Partnership to insist upon strict compliance with any provision of this Agreement, or to assert any right the Grantee or the Company or the Operating Partnership, respectively, may have under this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.
(d)Other than as specifically stated herein or as otherwise set forth in any employment, change in control or other agreement or arrangement to which the Grantee is a party which specifically refers to the Award LTIP Units or to the treatment of compensatory equity held by the Grantee generally, this Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way.
(e)Nothing contained in this Agreement shall preclude the Company from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.
(f)The Award LTIP Units are both issued as equity securities of the Operating Partnership and granted as “Units” under the Plan.
(g)If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Award LTIP Units hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).
(h)Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.
(i)This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.
(j)The rights and obligations created hereunder shall be binding on the Grantee and his or her heirs and legal representatives and on the successors and assigns of the Operating Partnership.
(k)By accepting this Agreement, the Grantee (i) consents to the electronic delivery of this Agreement, all information with respect to the Plan and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Grantee by contacting the Company by telephone or in writing; (iii) further acknowledges that he or she may revoke his or her consent to electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledges that he or she is not required to consent to electronic delivery of documents.
13.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to any principles of conflicts of law which could cause the application of the laws of any jurisdiction other than the State of Maryland.

[Signature Page Follows]IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.
DiamondRock Hospitality Company

By:
Name: [ __ ]
Title: [ __ ]

DiamondRock Hospitality Limited Partnership
By DiamondRock Hospitality Company, its General Partner

By:
Name: [ __ ]
Title: [ __ ]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.
Dated:
Grantee’s Signature

EXHIBIT A
FORM OF LIMITED PARTNER SIGNATURE PAGE
The Grantee, desiring to become one of the within named Limited Partners of DiamondRock Hospitality Limited Partnership, hereby becomes a party to the Amended and Restated Agreement of Limited Partnership of DiamondRock Hospitality Limited Partnership, dated as of August 28, 2018, as amended through the date hereof (the “LP Agreement”). The Grantee agrees that this signature page may be attached to any counterpart of the LP Agreement.
Signature Line for Limited Partner:
By:
Name: [ __ ]
Date: [ __ ]
Address of Limited Partner:

EXHIBIT B
ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
TRANSFER OF PROPERTY PURSUANT TO SECTION 83(B)
OF THE INTERNAL REVENUE CODE     The 83(b) Election must be filed no later than 30 days after the date on which the property is transferred with the IRS office with which the taxpayer files his or her tax return. In other contexts, the IRS has indicated that this should be the address listed for the taxpayer’s state under “Are you not including a check or money order . . .” given in Where Do You File in the Instructions for Form 1040 and the Instructions for Form 1040A (this information can also be found by clicking on your state at http://www.irs.gov/file/content/0,,id=105690,00.html)
The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, Treasury Regulations Section 1.83-2 promulgated thereunder, and Rev. Proc. 2012-29, 2012-28 IRB, 06/26/2012, to include in gross income as compensation for services the excess (if any) of the fair market value of the property described below over the amount paid for such property:

1.	The name, address and taxpayer identification number of the undersigned and the taxable year for which this election is being made are:
Name:     (the “Taxpayer”)
Address:

Taxpayer’s Social Security No.:
Taxable Year: Calendar Year 201_

2.	Description of property with respect to which the election is being made:
The election is being made with respect to [        ] LTIP Units in DiamondRock Hospitality Limited Partnership (the “Operating Partnership”), the terms of which are set forth in that certain Amended and Restated Agreement of Limited Partnership of DiamondRock Hospitality Limited Partnership, dated as of August 28, 2018.

3.	The date on which the LTIP Units were transferred is [ ], 201_.

4.	Nature of restrictions to which the LTIP Units are subject:

(a)	With limited exceptions, until the LTIP Units vest, the Taxpayer may not transfer in any manner any portion of the LTIP Units.

(b)
The Taxpayer’s LTIP Units vest in accordance with the vesting provisions described in the Schedule attached hereto. Unvested LTIP Units are forfeited in accordance with the vesting provisions described in the Schedule attached hereto.

5.
The fair market value at time of transfer (determined without regard to any restrictions other than nonlapse restrictions as defined in §1.83-3(h) of the Income Tax Regulations) of the LTIP Units with respect to which this election is being made is $0 per LTIP Unit.

6.	The amount paid by the Taxpayer for the LTIP Units was $0 per LTIP Unit.

7.	The amount to include in gross income is $0.
A copy of this statement has been furnished to the Operating Partnership or other person for whom the services were performed. The undersigned taxpayer will file this election with the Internal Revenue Service office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the LTIP Units. The undersigned is the person performing services in connection with which the LTIP Units were transferred.
Dated: [    ]

Name: [ __ ]

Schedule to Section 83(b) Election -Vesting Provisions of LTIP Units

EXHIBIT C
GRANTEE’S COVENANTS, REPRESENTATIONS AND WARRANTIES

The Grantee hereby represents, warrants and covenants as follows:
(a)    The Grantee has received and had an opportunity to review the following documents (the “Background Documents”):
(i)The latest Annual Report to Stockholders that has been provided to stockholders;
(ii)The Company’s Proxy Statement for its most recent Annual Meeting of Stockholders;
(iii)The Company’s Report on Form 10-K for the fiscal year most recently ended;
(iv)The Company’s Form 10-Q for the most recently ended quarter if one has been filed by the Company with the Securities and Exchange Commission since the filing of the Form 10-K described in clause (iv) above;
(v)Each of the Company’s Current Report(s) on Form 8-K, if any, filed since the later of the end of the fiscal year most recently ended for which a Form 10-K has been filed by the Company;
(vi)The Amended and Restated Agreement of Limited Partnership of DiamondRock Hospitality Limited Partnership, dated as of August 28, 2018;
(vii)The Company’s 2016 Equity Incentive Plan, as then amended; and
(viii)The Company’s Articles of Incorporation, as then amended.
The Grantee also acknowledges that any delivery of the Background Documents and other information relating to the Company and the Operating Partnership prior to the determination by the Operating Partnership of the suitability of the Grantee as a holder of LTIP Units shall not constitute an offer of LTIP Units until such determination of suitability shall be made.
(b)    The Grantee hereby represents and warrants that
(i)    The Grantee either (A) is an “accredited investor” as defined in Rule 501(a) under the Securities Act, or (B) by reason of the business and financial experience of the Grantee, together with the business and financial experience of those persons, if any, retained by the Grantee to represent or advise him or her with respect to the grant to him or her of LTIP Units, the potential conversion of LTIP Units into common units of the Operating Partnership (“Common Units”) and the potential redemption of such Common Units for shares of Common Stock (“Shares”), has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Grantee (I) is capable of evaluating the merits and risks of an investment in the Operating Partnership and potential investment in the Company and of making an informed investment decision, (II) is capable of protecting his or her own interest or has engaged representatives or advisors to assist him or her in protecting his or her its interests, and (III) is capable of bearing the economic risk of such investment.

(ii)    The Grantee understands that (A) the Grantee is responsible for consulting his or her own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Grantee is or by reason of the award of LTIP Units may become subject, to his or her particular situation; (B) the Grantee has not received or relied upon business or tax advice from the Company, the Operating Partnership or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) the Grantee provides or will provide services to the Operating Partnership on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of the Operating Partnership, as the Grantee believes to be necessary and appropriate to make an informed decision to accept this Award of LTIP Units; and (D) an investment in the Operating Partnership and/or the Company involves substantial risks. The Grantee has been given the opportunity to make a thorough investigation of matters relevant to the LTIP Units and has been furnished with, and has reviewed and understands, materials relating to the Operating Partnership and the Company and their respective activities (including, but not limited to, the Background Documents). The Grantee has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Grantee to verify the accuracy of information conveyed to the Grantee. The Grantee confirms that all documents, records, and books pertaining to his or her receipt of LTIP Units which were requested by the Grantee have been made available or delivered to the Grantee. The Grantee has had an opportunity to ask questions of and receive answers from the Operating Partnership and the Company, or from a person or persons acting on their behalf, concerning the terms and conditions of the LTIP Units. The Grantee has relied upon, and is making its decision solely upon, the Background Documents and other written information provided to the Grantee by the Operating Partnership or the Company. The Grantee did not receive any tax, legal or financial advice from the Operating Partnership or the Company and, to the extent it deemed necessary, has consulted with its own advisors in connection with its evaluation of the Background Documents and this Agreement and the Grantee’s receipt of Units.
(iii)    The LTIP Units to be issued, the Common Units issuable upon conversion of the LTIP Units and any Shares issued in connection with the redemption of any such Common Units will be acquired for the account of the Grantee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Grantee’s right (subject to the terms of the LTIP Units, the Plan and this Agreement) at all times to sell or otherwise dispose of all or any part of his or her LTIP Units, Common Units or Shares in compliance with the Securities Act, and applicable state securities laws, and subject, nevertheless, to the disposition of his or her assets being at all times within his or her control.
(iv)    The Grantee acknowledges that (A) neither the LTIP Units to be issued, nor the Common Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by the Operating Partnership and the Company on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantee contained herein, (C) such LTIP Units, or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such LTIP Units and Common Units and (E) neither the Operating Partnership nor the Company has any obligation or intention to register such LTIP Units or the Common Units issuable upon conversion of the LTIP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the Common Units for Shares, the Company currently intends to issue such shares under the Plan and pursuant to a Registration Statement on Form S-8 under the Securities Act, to the extent that (I) the Grantee is eligible to receive such Shares under the Plan at the time of such issuance and (II) the Company has filed an effective Form S-8 Registration Statement with the Securities and Exchange Commission registering the issuance of such Shares. The Grantee hereby acknowledges that because of the restrictions on transfer or assignment of such LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units which are set forth in the LP Agreement and this Agreement, the Grantee may have to bear the economic risk of his or her ownership of the LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units for an indefinite period of time.
(v)    The Grantee has determined that the LTIP Units are a suitable investment for the Grantee.
(vi)    No representations or warranties have been made to the Grantee by the Operating Partnership or the Company, or any officer, director, shareholder, agent, or affiliate of any of them, and the Grantee has received no information relating to an investment in the Operating Partnership or the LTIP Units except the information specified in this Paragraph (b).
(c)    So long as the Grantee holds any LTIP Units, the Grantee shall disclose to the Operating Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as the Operating Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Code, applicable to the Operating Partnership or to comply with requirements of any other appropriate taxing authority.
(d)    The address set forth on the signature page of this Agreement is the address of the Grantee’s principal residence, and the Grantee has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.
(e)    The representations of the Grantee as set forth above are true and complete to the best of the information and belief of the Grantee, and the Operating Partnership shall be notified promptly of any changes in the foregoing representations.